UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan

The annual meeting of stockholders of Medivation, Inc. was held on June 22, 2016 (the “Annual Meeting”). At the Annual Meeting, Medivation’s stockholders approved an amendment and restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan (the “Plan”) to:

(a) increase the aggregate number of shares of common stock authorized for issuance under the Plan by 1,600,000 shares, from 47,700,000 to 49,300,000 shares, subject to certain changes in Medivation’s capitalization; and

(b) extend the term of the Plan, as well as the last date upon which incentive stock options may be granted under the Plan, to April 22, 2026, which is the ten-year anniversary of the date the Plan was approved by our Board of Directors.

Under the Plan, a total of 49,300,000 shares of Medivation common stock, including shares previously issued and shares subject to currently outstanding awards, may be issued pursuant to grants of equity awards. Equity awards may be in the form of stock options, stock appreciation rights, restricted stock units, dividend equivalents, stock payments, performance shares, performance-based awards or any combination thereof. Equity awards may be issued to employees, officers, executive officers and consultants and of Medivation and its subsidiaries.

A more detailed description of the Plan is set forth under the heading “Proposal No. 4 Approval of An Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan” in Medivation’s definitive proxy statement on Schedule 14A, as amended, filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”). The Plan is filed as Annex A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 22, 2016, and five proposals were submitted to the Medivation stockholders for a vote. The final votes on the proposals presented at the Annual Meeting, each of which is described in more detail in the Proxy Statement, were as follows:

Proposal 1:

Kim D. Blickenstaff, Kathryn E. Falberg, David T. Hung, M.D., Michael L. King, Ph.D., C. Patrick Machado, Dawn Svoronos, W. Anthony Vernon and Wendy L. Yarno were elected as directors, to hold office until Medivation’s next annual meeting of stockholders, by the following vote:

Name of Nominee	For	Withheld	Broker Non-Votes
Kim D. Blickenstaff	122,701,176	878,082	12,690,315
Kathryn E. Falberg	122,844,661	734,597	12,690,315
David T. Hung, M.D.	122,738,021	841,237	12,690,315
Michael L. King, Ph.D.	122,864,957	714,301	12,690,315
C. Patrick Machado	122,706,720	872,538	12,690,315
Dawn Svoronos	111,737,302	11,841,956	12,690,315
W. Anthony Vernon	119,701,321	3,877,937	12,690,315
Wendy L. Yarno	121,403,692	2,175,566	12,690,315

Proposal 2:

The selection by the Audit Committee of Medivation’s Board of Directors of PricewaterhouseCoopers LLP as Medivation’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
135,457,924	725,380	86,269	0

Proposal 3:

The compensation of Medivation’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
118,642,968	4,858,977	77,313	12,690,315

Proposal 4:

The Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
117,679,282	5,796,217	103,759	12,690,315

Proposal 5:

The vote on the shareholder approval regarding proxy access was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
77,279,417	44,444,828	1,855,013	12,690,315

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1(1)	Amended and Restated 2004 Equity Incentive Award Plan

(1)	Filed as Annex A to Medivation’s Definitive Proxy Statement on Schedule 14A, as amended, File No. 001-32836, filed with the Securities and Exchange Commission on April 29, 2016, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: June 27, 2016	By:	/s/ Andrew Powell
Andrew Powell General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Amended and Restated 2004 Equity Incentive Award Plan

(1)	Filed as Annex A to Medivation’s Definitive Proxy Statement on Schedule 14A, as amended, File No. 001-32836, filed with the Securities and Exchange Commission on April 29, 2016, and incorporated herein by reference.